FINANCIAL INCOME (EXPENSE), NET (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Other Income and Expenses [Abstract]
Interest income	$ 22,643	$ 6,478	$ 2,194
Amortization of debt discount and issuance costs related to the Convertible Senior Notes	(1,284)	(1,282)	(4,229)
Exchange rate gain (loss), net	1,303	3,469	(948)
Bank charges	(226)	(187)	(150)
Total	$ 22,436	$ 8,478	$ (3,133)